                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): February 12, 2002

                         NCO PORTFOLIO MANAGEMENT, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                          000-32403                     23-3005839
 -----------------------------      ------------------------    -----------------------------
 (State or other jurisdiction       (Commission File Number)            (I.R.S. Employer
of incorporation or organization)                                    Identification Number)

                               1705 Whitehead Road
                            Baltimore, Maryland 21207
           -----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (410) 594-7000
 ------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


          (Former name or former address if changed since last report)


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ITEM 5.  Other Events

On February 12, 2002, NCO Portfolio Management, Inc. issued a press release commenting on the completion of the fourth quarter 2002 results and guidance for the first and second quarters of 2002. A copy of this press release appears as
Exhibit 99.1 to this report and is herein incorporated by reference.

On February 13 2002, NCO Portfolio Management, Inc. conducted its fourth quarter 2002 conference call to discuss the results of operations and the guidance for the first and second quarters of 2002. A copy of the call's transcript appears as Exhibit 99.2 to this report and is herein incorporated by reference.



ITEM 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired

         Not Applicable

         (b)      Pro Forma Financial Information

         Not Applicable

         (c)      Exhibits

         The following exhibits are furnished with this Report on Form 8-K:

Number  Title
------  -----

99.1    Press Release of NCO Portfolio Management, Inc. dated February 12, 2002.
99.2    Transcript of conference call dated February 13, 2002.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NCO Portfolio Management, Inc.



Date: February 22, 2002                      /s/ Richard J. Palmer
                                     ------------------------------------------
                                     Title:  Senior Vice President, Finance and
                                             Chief Financial Officer








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